UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 16, 2021
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bluebird bio, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-35966	13-3680878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Binney Street, Cambridge, MA		02142
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (339) 499-9300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BLUE	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On February 16, 2021, bluebird bio, Inc. ("bluebird" or the "Company") announced that it has placed its Phase 1/2 (HGB-206) and Phase 3 (HGB-210) studies of LentiGlobin gene therapy for sickle cell disease (SCD) (bb1111) on a temporary suspension due to a reported Suspected Unexpected Serious Adverse Reaction (SUSAR) of acute myeloid leukemia (AML). In line with the clinical study protocols for HGB-206 and HGB-210, bluebird placed the studies on temporary suspension following a report received last week that a patient who was treated more than five years ago in Group A of HGB-206 was diagnosed with AML. The Company is investigating the cause of this patient’s AML in order to determine if there is any relationship to the use of BB305 lentiviral vector in the manufacture of LentiGlobin gene therapy for SCD. In addition, a second SUSAR of myelodysplastic syndrome (MDS) in a patient from Group C of HGB-206 was reported last week to the Company and is currently being investigated. No cases of hematologic malignancy have been reported in any patient who has received treatment with betibeglogene autotemcel for transfusion-dependent beta-thalassemia (licensed as ZyntegloTM in the European Union and the United Kingdom), however because it is also manufactured using the same BB305 lentiviral vector used in LentiGlobin gene therapy for SCD, the Company has decided to temporarily suspend marketing of Zynteglo while the AML case is assessed.

The Company issued a press release regarding this announcement, which is filed as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by bluebird bio, Inc. on February 16, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2021	bluebird bio, Inc.

	By:	/s/ Jason F. Cole
Jason F. Cole
Chief Operating and Legal Officer